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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  JULY 11, 1997
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                           CAPITAL MEDIA GROUP LIMITED
                           ---------------------------
             (Exact name of registrant as specified in its charter)



         NEVADA                        0-21051                  87-0453100
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     (State or other              (Commission File           (I.R.S. Employer
      jurisdiction                     Number)                Identification
    of incorporation)                                              No.)


                                 25 JAMES STREET
                             LONDON W1M 5HY, ENGLAND
                             -----------------------
                    (Address of principal executive offices)



     Registrant's telephone number, including area code: 011-44-171-224-4141


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ITEM 5.  OTHER EVENTS.

         Effective July 11, 1997, Capital Media Group Limited, a Nevada corporation (the "Company") entered into Amendment No. 2 (the "Second Amendment") to that certain Agreement and Plan of Reorganization (as amended, the "Agreement"), dated effective as of March 4, 1997, with Unimedia, S.A., a company organized under the laws of France ("Unimedia"), and certain of its securities holders. The Company and Unimedia had previously entered into Amendment No. 1 to the Agreement (the "First Amendment") which, among other things, reinstated and amended the Agreement.

         For information regarding the terms of the Agreement, see the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, which contains, as Exhibit 2.2 thereto, a copy of the form of the Agreement. For information regarding the terms of the First Amendment, see the Company's Current Report on Form 8-K dated June 25, 1997, which contains, as Exhibit 2.2 thereto, a copy of the First Amendment.

         Pursuant to the First Amendment, Unimedia, on behalf of several investors, subscribed to purchase 7,017,543 shares of the Company's authorized but unissued Common Stock, for an aggregate purchase price of $4.0 million ($0.57 per share) in a private placement (the "Subscription"). Of these funds, $1.5 million was immediately made available to the Company (for which Unimedia purchased an aggregate of 2,631,579 shares of Common Stock). The balance of the proceeds of the private placement ($2.5 million) was to be placed in escrow and made available to the Company at the closing of the Share Exchange (at which time Unimedia will have purchased an additional 4,385,964 shares of Common Stock).

         On or about July 11, 1997, Unimedia deposited $2.0 million in escrow (the "Proceeds Escrow") of the $2.5 million required to be deposited in the escrow by the terms of the First Amendment and advised the Company that the remaining $500,000 (the "Balance") would be available on or prior to the closing of the Share Exchange. Pursuant to the Second Amendment, and as an additional condition to the Company's obligation to close the Share Exchange, the Balance is to be paid as follows: (i) prior to the closing of the Share Exchange, Unimedia will deposit the Balance in the Proceeds Escrow to be released to the Company at the Effective Time of the Share Exchange or (ii) at the Effective Time of the Share Exchange Unimedia will pay $350,000 to the Company, together with written evidence satisfactory to the Company that $150,000 has been paid by Unimedia to the finder(s) entitled to such sum (in connection with the Subscription, the Company agreed to pay Unimedia or its designee a fee of $60,000 for each $1.0 million raised in the private placement ($240,000 in the aggregate) for services with respect to the private placement).

         In connection with the Proceeds Escrow, the Company and Unimedia entered into an Escrow Agreement (the "Escrow Agreement") dated as of July 11, 1997 with Mr. Montaque Koppel, attorney-at-law (the "Escrow Agent"). Mr. Koppel is the father of Charles Koppel, the Co-Chairman, President and Chief Executive Officer of the Company. The Escrow Agreement provides that the Escrow Agent shall disburse the escrow fund (including the amount representing the Balance deposited therein, if applicable) upon (i) the joint written instruction of the Company and Unimedia



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or (ii) if such instruction is not received by 5:00 p.m. (Paris, France time) on
July 31, 1997 (or such later date as is mutually agreed upon in writing by the Company and Unimedia and communicated to the Escrow Agent prior to such date), the Escrow Agent must disburse the funds contained in the Proceeds Escrow back to Unimedia. The Escrow Agent is to receive no fees for its services under the Escrow Agreement. The Escrow Agreement contains customary provisions including indemnification by the parties of the Escrow Agent.

         Effective July 18, 1997, the Company entered into Amendment No. 3 to the Agreement (the "Third Amendment"; the First Amendment, the Second Amendment and the Third Amendment are hereinafter collectively referred to as the "Amendments"). Pursuant to the Agreement, as amended by the Amendments, at a closing to be held on or before July 31, 1997, the Company will, subject to certain conditions, acquire all of Unimedia's outstanding securities (inclusive of securities convertible into or exercisable for shares of Unimedia common stock which are converted or exchanged prior to the Closing) in a share exchange (the "Share Exchange") in return for up to 9,402,400 shares of the Company's authorized but unissued common stock, $.001 par value ("Common Stock"), on the basis of 700 shares of the Company's Common Stock for each share of outstanding or (upon conversion or exchange) to-be-outstanding Unimedia common stock.

         If the holders of more than 50% of Unimedia's common shares outstanding at the Effective Time complete the Share Exchange on or before July 31, 1997, the Share Exchange will be closed as to such holders, so long as the other conditions to closing contained in the Agreement are either satisfied or waived on or before the Closing. In such event, the Company will consummate the Share Exchange on the terms set forth in the Agreement with the other common shareholders and securities holders of Unimedia until September 5, 1997, upon presentation to the Company on or prior to that date of completed documentation with such holders. After September 5, 1997, the Company will be under no obligation to continue to complete the Share Exchange on the terms set forth in the Agreement with the Unimedia Shareholders who have not exchanged their Unimedia shares in the Share Exchange on or before such date.

         The descriptions contained herein of the Second Amendment, the Third Amendment, the Escrow Agreement and the transactions contemplated thereunder are qualified in their entirety by reference to the Second Amendment, the Third Amendment and the Escrow Agreement, which are attached hereto as Exhibits 2.1,
2.2 and 2.3, respectively, and which are incorporated herein by this reference.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)      Not applicable.

      (b)      Not applicable.

      (c)      Exhibits.

               2.1 Amendment No. 2, dated as of July 11, 1997, to Agreement and Plan of Reorganization.

               2.2 Amendment No. 3, dated as of July 18, 1997 to Agreement and Plan of Reorganization.

               2.3 Escrow Agreement dated as of July 11, 1997, by and among the Company, Unimedia and Montaque Koppel, attorney-at-law.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CAPITAL MEDIA GROUP LIMITED



                                       By: /s/ CHARLES KOPPEL
                                          ------------------------------
                                          Charles Koppel, President


Date: July  29, 1997



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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION
-------                  ----------

2.1 Amendment No. 2, dated as of July 11, 1997, to Agreement and Plan of Reorganization.

2.2 Amendment No. 3, dated as of July 18, 1997 to Agreement and Plan of Reorganization.

2.3 Escrow Agreement dated as of July 11, 1997, by and among the Company, Unimedia and Montaque Koppel, attorney-at-law.